Q4 FY 2009 EARNINGS Prepared Comments and Q&A Discussion Materials SLIDES ONLY EXHIBIT 99.2 BROCADE

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 2
PREPARED
COMMENTS
MIKE KLAYKO
CEO
Released November 23rd
4:00PM Pacific Time
RICHARD DERANLEAU
CFO

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 3
CAUTIONARY STATEMENTS
AND DISCLOSURES
This presentation includes forward-looking statements, including statements regarding
Brocade’s business outlook and financial projections for fiscal year 2010 and beyond.
These forward-looking statements are only predictions and involve risks and uncertainties such that actual results may vary significantly. These and other risks are set forth in more detail in our Form 10-K for the fiscal year ended October 25, 2008 and Form 10-Q for the quarter ended August 1, 2009. These forward-looking statements reflect beliefs, assumptions, estimates and predictions as of today, and Brocade expressly assumes no obligation to update any such forward-looking statements.
In addition, this presentation includes various third party estimates regarding the total available market and other measures, which do not necessarily reflect the view of the
Company. Further, Brocade does not guarantee the accuracy or reliability of any such information or forecast.
This presentation includes non-GAAP financial measures. The most directly comparable
GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided in our Q4 09 press release, which has been furnished to the SEC on Form 8-K, and in this slide presentation.

MIKE KLAYKO CEO Q4 AND FISCAL 2009 Q4 FY 2009 Earnings, November 23, 2009 4 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

$399M
$432M
$506M
$493M
$522M
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 5
QUARTERLY
RESULTS
* Q4 is third full quarter of combined operations post-Foundry acquisition.
5.8% SEQ.
GROWTH
REVENUE

$0.75B
$1.24B
$1.47B
$1.95B
FY 06
FY 07
FY 08
FY 09

Q4 FY 2009 Earnings, November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 6 ANNUAL RESULTS 33% GROWTH REVENUE

FY 2009: A GAME CHANGING YEAR Transformation Innovation Execution Q4 FY 2009 Earnings, November 23, 2009 7 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

WHO IS BROCADE? Q4 FY 2009 Earnings, November 23, 2009 8 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

A NETWORKING COMPANY Q4 FY 2009 Earnings, November 23, 2009 9 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

ENTER NEW MARKETS ETHERNET Q4 FY 2009 Earnings, November 23, 2009 10 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

OPERATE AS ONE COMPANY Q4 FY 2009 Earnings, November 23, 2009 11 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information INTEGRATE ACQUIRE FOUNDRY Sales R&D Roadmaps Supply Chains

INTERNET USERS
2.25 BILLION
EVERY YEAR
DATA DOUBLES
DEVICES BY 2015
15 BILLION
Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 12
ROBUST NETWORKING
GROWTH DRIVERS

NETWORK
UPGRADE
COMING
Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 13
MULTI-TIERED
ARCHITECTURES
Don’t Scale
Prone to Failure
Obsolete
NEW PERFORMANCE
REQUIREMENTS
65% of CIOs Plan Major Rebuilds

Utilities
Healthcare
Manufacturing
Government
Wholesale Trade
Financial Services
Communica-tions
Education
Transportation
Agriculture, Mining and Construction
Retail Trade
Services

$3.3T ANNUAL IT SPEND Q4 FY 2009 Earnings, November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 14 Source: Gartner

Q4 FY 2009 Earnings, November 23, 2009 15 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information INFLECTION POINT

Q4 FY 2009 Earnings, November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 16 STORAGE NETWORKING Source: Dell’Oro 18.6% CAGR 09–12 SAN TAM

Source: Brocade estimates STORAGE NETWORKING LONGSTANDING LEADERSHIP Q4 FY 2009 Earnings, November 23, 2009 17 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information MARKET SHARE

ETHERNET
NETWORKING
Source: Infonetics, Dell’Oro
11.7%
CAGR 09–12
Q4 FY 2009 Earnings,  November 23, 2009 18 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information
ADDRESSABLE IP TAM

NEW ETHERNET
NETWORKING
CUSTOMERS
500
EXPANDING
OUR FOOTPRINT
Q4 FY 2009 Earnings,  November 23, 2009 19 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information
Doubled Ethernet
Accounts Among Top
100 Brocade Storage
Networking Accounts

20 PARTNERS PARTNERS ADDED 111 NEW PARTNERS ADDED 111 NEW PARTNERS

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 21
NEW ROUTES TO MARKET
DIRECT VAR
DISTRIBUTORS
OEM PARTNERS
CUSTOMER
DIRECT
GLOBAL SYSTEMS
INTEGRATORS

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 22
PRODUCT DIFFERENTIATION
AND STRATEGY
DELIVERED 62 SOLUTIONS
ETHERNET STORAGE SERVICES

Q4 FY 2009 Earnings, November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 23 NEW MARKET SEGMENTS SERVICE PROVIDERS CAMPUS LAN DATA CENTER

EDUCATION
MEDIA/
ENTERTAINMENT
HIGH-
PERFORMANCE
COMPUTING
HEALTHCARE
PUBLIC
SECTOR
Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 24
VERTICAL MARKET STRATEGY

Q4 AND FISCAL 2009 SUMMARY Q4 FY 2009 Earnings, November 23, 2009 25 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

LOOKING FORWARD Q4 FY 2009 Earnings, November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 26

RELIABILITY
CONVERGENCE
OPEN SYSTEMS
PERFORMANCE
Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 27
INNOVATION AND
PRODUCT DEVELOPMENT

Q4 FY 2009 Earnings, November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 28 CLOSED VS. OPEN SYSTEMS VS

KEY 2010
METRICS
• Ethernet Account and
Revenue Growth
• Storage Share
• Partnership Growth
• Focused Products:
– Data Center
– Campus LAN
– Service Provider
Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 29

RICHARD DERANLEAU CFO Q4 FISCAL 2009 FINANCIALS Q4 FY 2009 Earnings, November 23, 2009 30 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

Q4 FINANCIAL HIGHLIGHTS
Q4 FY 2009 Earnings,  November 23, 2009 31 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information
Revenues in-line with guidance
• Strength in North America driven by Federal LAN and Director
• Strength in Asia Pacific/Japan
• SAN: sequentially up, led by Directors, Switch and Embedded
• LAN: sequentially up, led by Federal, partially offset by Service Providers
• Global Services: flat sequentially
Margins within long-term model
• Improving gross margins on mix and Ethernet product cost reductions
• Met or exceeded committed acquisition synergies
• Effectively controlling spending
Strengthening balance sheet
• Strong cash flows
• Adjusted EBITDA and operating cash flow enable rapid debt repayment
• Improving DSO

KEY FINANCIAL METRICS
Q4 2009 Q3 2009 Q2 2009
Revenue $521.8M $493.3M $506.3M
Non-GAAP Gross Margin* 59.5% 58.2% 56.2%
Non-GAAP EPS*-Diluted $0.15 $0.12 $0.11
GAAP EPS-Diluted $0.07 ($0.05) ($0.16)
Adjusted EBITDA $130.6M $119.3M $119.9M
Cash from Operations $155.3M $16.6M $107.3M
Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 32
*Non-GAAP, please see reconciliation in appendix.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
Services	16%	16%	17%	18%	17%
Ethernet	0%	12%	25%	24%	25%
Storage	84%	72%	58%	58%	58%

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 33
REVENUE: STORAGE,
ETHERNET, AND SERVICES*
*Q4 reflects third full quarter of combined operations post-Foundry acquisition.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
Channel/Direct	12%	24%	38%	37%	35%
Other OEM	23%	20%	19%	17%	19%
10% Customers	65%	56%	43%	46%	46%

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 34
REVENUE: 10% CUSTOMERS,
OTHER OEM, CHANNEL/DIRECT
*Q4 09 is third full quarter of combined operations post-Foundry acquisition.

Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
Domestic	64%	64%	69%	64%	63%
International	36%	36%	31%	36%	37%

	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
Domestic	41%	46%	51%	52%	53%
International	59%	54%	49%	48%	47%

DOMESTIC AND INTERNATIONAL
REPORTED REVENUE VS. DEMAND
Q4 FY 2009 Earnings,  November 23, 2009 35 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information
REPORTED REVENUE
ON A SHIP-TO BASIS
DEMAND BY ESTIMATED
END USER LOCATION

GROSS MARGIN*
65%
60%
55%
64.1%
61.9%
61.1%
Long term model gross margin range 59–61%
59.7%
59.5%
½ Qtr.
Foundry
58.2%
Full Qtr.
Foundry
56.2%
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

GROSS PROFIT*
$311M
$285M
$287M
$256M
$258M
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 36
GROSS MARGIN* AND PROFIT*
* Non-GAAP, please see reconciliation
* Non-GAAP, please see reconciliation in appendix

27%
25%
23%
21%
19%
17%
15%
22.9%
22.6%
26.2%
26.1%
18.8%
20.3%
22.7%
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 37
OPERATING MARGINS*
OPERATING
EXPENSES*
Q4 09: 36.9%
Q3 09: 37.8%
Q2 09: 37.4%
½ Qtr.
Foundry
Full Qtr.
Foundry
Long term model operating margin range: 20–23%
* Non-GAAP, please see reconciliation in appendix

ROIC
20%
15%
10%
5%
0%
18.1%
14.9%
15.1%
15.7%
16.4%
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

ROE
8%
6%
4%
2%
0%
5.9%
4.0%
2.9%
3.3%
4.2%
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

DSO
60
40
20
0
36
52
49
56
52
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

ANNUALIZED INV. TURNS
40
30
20
10
0
29
9
15
17
14
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

SELECTED BALANCE SHEET METRICS Q4 FY 2009 Earnings, November 23, 2009 38 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

Q4 09 FINANCIAL MESSAGES
Merger integration
• Revenue synergies on plan
• Cost synergies ahead of plan
Executing well, despite economic conditions
• Improved operating margins, now in line with model
• Improved DSO, strong working capital management
• Strong cash flows provide flexibility
Committed to our long-term financial model
Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 39

FY 2010 PLANNING
ASSUMPTIONS
IT market conditions:
• Recovering IT Spending in 1H 2010
• Improving to normal IT Spending in 2H 2010
• Benign storage pricing environment
Growth drivers:
• Benefits of Ethernet distribution partnerships ramping through 2010
• Benefits from product innovation ramping in 2H 2010
Market share:
• Gain share in IP Ethernet networking
• Maintain share in storage networking
– Planning to build share in server products (CNA/Embedded/HBA)
Seasonality:
• Up sequentially 4–5% in Q1, flat to up in Q2 and Q3, a strong Q4
Q4 FY 2009 Earnings,  November 23, 2009 40 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

FY 2010 FINANCIAL OUTLOOK
Reiterating September 22
nd
Outlook
Revenue
$2.25B–$2.45B
Non-GAAP Gross Margin
59–60%
Non-GAAP Op. Expenses
In Model
Non-GAAP Op. Margin
In Model
Non-GAAP Tax Rate
30%
Shares
510M–520M
Non-GAAP EPS
$0.56–$0.61
Q4 FY 2009 Earnings,  November 23, 2009 41 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 42
OPERATING AND FREE
CASH FLOW OUTLOOK
* Includes $46M Q1 09 cash from operations, adjusted for $160M class action payment and normalization of $50M Accounts Payable related to Foundry acquisition.
$162M
$235M
$600M
$750M
$163M
$225M
$90M
$100M
$325M
$460M
$690M
$850M
FY 09 FY 10 FY 11 FY 12
Free Cash Flow
Capital Spending
*

$137 M
$120 M
$119 M
$131 M
Q1 09
Q2 09
Q3 09
Q4 09

Avg Qtr FY 10
FY 10

$472M
*$339M
$351M
$335M
$237M
$250M
$258M
Post McDATA debt repayment
Cash and Equivalents
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10

$1114M
$1039M
$1006M
$948M
$936M
$923M
$911M
$899M
Senior Secured Debt and Revolver
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10

2.3
2.3
2.3
2.3
2.0
2.0
2.0
2.0
2.07
1.96
1.94
1.87
1.81
1.75
1.68
1.52
Senior Secured Leverage Ratio
Covenant
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10

© 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 43
ADJUSTED EBITDA, CASH,
AND LIQUIDITY OUTLOOK
Q4 FY 2009 Earnings,  November 23, 2009
REDUCING OUR DEBT… WELL WITHIN OUR DEBT COVENANT…
INCREASING CASH BALANCE…
* Excludes restricted cash of $12.5M
STRONG ADJ. EBITDA PERFORMANCE…
$140–152M
$560–610M

ANTICIPATED REPAYMENT
McDATA CONVERT
Q4 09 Ending Cash and Equivalents* $339M
Q1 10  Cash from Operations $51M
Q1 10  Capital Expenditures ($59M)
Q1 10  Stock Option Exercises and Other $20M
Q1 10 Ending Cash and Equivalents $351M
Q2 10 Repayment of McDATA Convertible Debt ($173M)
Q2 10 Cash from Operations $141M
Q2 10 Capital Expenditures ($74M)
Q2 10 Stock Option Exercises and Other $13M
Q2 10 Ending Cash and Equivalents $258M
* Excludes restricted cash of $12.5M
© 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 44 Q4 FY 2009 Earnings,  November 23, 2009

Q4 FY 2009 Earnings, November 23, 2009 45 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information FY 2009: SUMMARY Transformation Innovation Execution

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 46
LIVE Q&A CALL
MIKE
KLAYKO
CEO
November 24th 5:00AM Pacific Time
RICHARD
DERANLEAU
CFO
MARC
RANDALL
SVP Products
& Offerings
IAN
WHITING
SVP WW
Sales
& Marketing
DAVE
STEVENS
CTO

APPENDIX AND RECONCILIATIONS

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 48
LONG TERM FINANCIAL MODEL
Reiterating Model Presented on September 22, 2009
Data
Storage
IP
Ethernet
Global
Services
Brocade
TOTAL
Gross Margin*
60–63% 55–60% 45–50%
59–61%
Operating Expense*
37–39% 38–40% 20–25%
38–39%
Operating Margin*
21–26% 15–22% 20–30%
20–23%
* Non-GAAP numbers, see GAAP vs. Non-GAAP reconciliation in appendix

SEQUENTIAL INCOME
STATEMENT* COMPARISON
20.3%
22.7%
3.2%
3.2%
18.0%
17.3%
16.7%
16.3%
41.8%
40.5%
Q3 09 Q4 09
Cost of revenue
Research and development
Sales and marketing
General and administrative
Income from operations
Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 49
* Non-GAAP, please see reconciliation in appendix

[redacted]

$100M
$90M
$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
-
Campus
Operating

	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
Campus	-	-	$80M	$5M	$23M	$22M	$25M	$28M
Operating	$17M	$14M	$14M	$14M	$13M	$16M	$20M	$17M

CAPITAL EXPENDITURES Cumulative Campus CAPEX: $183M, approximately 2/3 complete Q4 FY 2009 Earnings, November 23, 2009 50 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information

1Q-pre
Q-close
1Q-post
2Q-post
3Q-post

1Q-pre
Q-close
1Q-post
2Q-post
3Q-post

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 51
RELATIVE ACQUISITION
INTEGRATION MARGINS*
* Non-GAAP, see reconciliation in appendix, McDATA closed in Q2 07 and Foundry closed in Q1 09
50%
52%
54%
56%
58%
60%
62%
64%
66%
GROSS MARGIN
Brocade during McData acquisition
Brocade during Foundry acquisition
OPERATING MARGIN
15%
17%
19%
21%
23%
25%
27%
Brocade during McData acquisition
Brocade during Foundry acquisition

SR. SECURED LEVERAGE RATIO
Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 52
Consolidated Senior Secured Leverage Ratio Q1 FY09 Q2 FY09 Q3 FY09 Q4 FY09
$ Thousand Actual Actual Actual Actual
Consolidated Net Income ($26,031) ($63,118) ($21,034) $34,243
plus
(i) Consolidated Interest Charges $21,357 $26,398 $22,845 $20,681
(ii) Provision for Federal, state, local and foreign income taxes payable $22,028 $20,021 $0
(iii) Depreciation and amortization expense $39,754 $54,377 $50,956 $51,486
(iv) Fees, costs and expenses incurred on or prior to the Acquisition Closing Date in connection with the
Acquisition and the financing thereof $0 $0
(v) Any cash restructuring charges and integration costs in connection with the Acquisition, in an aggregate amount not to exceed $75,000,000 $5,319 $4,720 $1,450 $333
(vi) non-cash restructuring charges incurred in connection with the Transaction, all as approved by Arrangers $18,400 $19,972 $5,840 $2,097
(vii) other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Borrower and its Subsidiaries for such Measurement
Period) $26,900 $53,304 $0 $0
(viii) any non-cash charges for stock compensation expense in compliance with FAS 123R and amortization of the fair value of unvested options under the Acquired Business’ employee stock option plan assumed by the
Borrower $18,080 $40,111 $43,313 $35,714
(ix) legal fees and expenses relating to the Borrower’s indemnification obligations for the benefit of its former officers and directors in connection with its historical stock option litigation $13,740 $11,778 ($561) $0 minus
(i) Federal, state, local and foreign income tax credits $0 ($24,769) $0 ($6,707)
(ii) all non-cash items increasing Consolidated Net Income (in each case of or by the Borrower and its
Subsidiaries for such Measurement Period) ($2,877) ($2,899) ($3,511) ($7,216)
Consolidated EBITDA $136,670 $119,874 $119,319 $130,631
4 Quarter Trailing Consolidated EBITDA $537,081 $531,304 $518,002 $506,494
Consolidated Senior Secured Debt $1,114,050 $1,039,050 $1,005,909 $948,028
Consolidated Senior Secured Leverage Ratio 2.07 1.96 1.94 1.87

Q4 FY 2009 Earnings, November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 53 FOUNDRY PURCHASE PRICE ADJUSTMENT Anticipated Impact to Inventory and Revenue

Q4 FY 2009 Earnings,  November 23, 2009 © 2009 Brocade Communications Systems, Inc.—Company Proprietary Information 54
QUARTERLY NET INCOME (LOSS)
GAAP/NON-GAAP RECONCILIATION
(IN THOUSANDS)
Q4 09 Q3 09 Q4 08
Net income (loss) on a GAAP basis $33,597 -$21,033 $35,581
Adjustments:
Legal fees and recoveries associated with indemnification
obligations and other related expenses, net -$14,612 -$561 $26,274
Stock-based compensation expense $35,715 $43,313 $7,515
Amortization of intangible assets $34,950 $35,002 $16,600
Acquisition and integration costs $333 $1,450 $682
Loss on impairment of portfolio investments
– –
$8,751
Legal fees associated with certain pre-acquisition litigation $546
–
$20
Restructuring costs and facilities lease loss benefit, net
– –
$3,208
Provision for certain pre-acquisition litigation $14,335
– –
Acquisition-related financing charges
– –
$4,736
Income tax effect of adjustments -$31,502 -$2,795 -$27,602
Non-GAAP net income 73,362 $55,376 $75,765

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